                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.8%
Jun 00                                                                            5.7%
Sep 00                                                                            1.3%
Dec 00                                                                            1.9%
Mar 01                                                                            1.3%
Jun 01                                                                            0.3%
Sep 01                                                                           -1.3%
Dec 01                                                                            1.7%
Mar 02                                                                            5.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

-----------------------------
NYSE Ticker Symbol - VTP
-----------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     5.60%
-----------------------------------------------------------------------
One-year total return(1)                                     17.51%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      8.00%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       7.45%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.56%
-----------------------------------------------------------------------
Commencement date                                          03/27/92
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.50%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 10.89%
-----------------------------------------------------------------------
Preferred share rate(4)                                      1.550%
-----------------------------------------------------------------------
Net asset value                                              $16.78
-----------------------------------------------------------------------
Closing common share market price                            $16.33
-----------------------------------------------------------------------
Six-month high common share market price (03/01/02)          $16.99
-----------------------------------------------------------------------
Six-month low common share market price (12/26/01)           $15.76
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 40.3% combined federal and state tax bracket effective for calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2002
- AAA/Aaa............  81.2%   [PIE CHART]
- AA/Aa..............  14.5%
- A/A................   2.7%
- BBB/Baa............   1.6%
As of October 31, 2001
- AAA/Aaa............  78.2%   [PIE CHART]
- AA/Aa..............  15.6%
- A/A................   3.2%
- BBB/Baa............   1.6%
- BB/Ba..............   1.4%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/01                                                                      0.0860
12/01                                                                      0.0860                             0.1698
1/02                                                                       0.0885
2/02                                                                       0.0885
3/02                                                                       0.0885
4/02                                                                       0.0885

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
General Purpose                                                            19.8%                              17.1%
Health Care                                                                15.7%                              16.6%
Public Building                                                            14.2%                              10.6%
Transportation                                                             10.1%                              10.0%
Public Education                                                            8.3%                               7.9%

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1992 through April 2002)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/92                                                                      15.0000                            15.2500
                                                                          15.2800                            15.1250
                                                                          15.6100                            15.8750
                                                                          15.6600                            15.1250
                                                                          16.5900                            16.2500
                                                                          17.1700                            16.3750
                                                                          17.9300                            16.7500
12/93                                                                     17.9200                            16.3750
                                                                          16.0100                            15.1250
                                                                          15.8200                            14.8750
                                                                          15.6600                            14.2500
12/94                                                                     15.0100                            13.0000
                                                                          16.2400                            15.1250
                                                                          16.4200                            15.2500
                                                                          16.6800                            15.0000
12/95                                                                     17.4900                            15.2500
                                                                          16.6700                            15.5000
                                                                          16.4600                            15.2500
                                                                          16.8000                            15.5000
12/96                                                                     17.0200                            15.8750
                                                                          16.6300                            15.3750
                                                                          17.0800                            16.1250
                                                                          17.4500                            16.4370
12/97                                                                     17.6500                            16.6875
                                                                          17.6500                            16.5000
                                                                          17.6700                            16.8750
                                                                          17.9800                            17.3750
12/98                                                                     17.7700                            17.3750
                                                                          17.6400                            16.6875
                                                                          17.0600                            16.2500
                                                                          16.7900                            16.1250
12/99                                                                     16.2800                            13.5000
                                                                          16.3900                            13.7500
                                                                          16.3900                            14.5000
                                                                          16.5200                            14.4375
12/00                                                                     16.9600                            14.6250
                                                                          17.0900                            15.0600
                                                                          16.8800                            15.2700
                                                                          17.2400                            16.0500
12/01                                                                     16.6100                            15.9900
                                                                          16.4400                            16.3000
4/02                                                                      16.7800                            16.3300

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES
THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD ENDING APRIL 30, 2002. DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns.

    Issuance continued to be strong in the Pennsylvania market, and increased over last year's already-high numbers. Much of the issuance was driven by the state's long-standing policy of proactively managing its debt load. The government took advantage of relatively low interest rates, refunding its higher-coupon debt by calling it and replacing it with lower-coupon bonds.

    This had the effect of calling away a large portion of the seasoned outstanding supply while also boosting new issuance.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0885 per share translated to a distribution rate of 6.50 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 10.89 percent on a taxable investment (for an investor in the 40.3 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 5.60 percent based on common share market price. This reflects an increase in common share market price from $16.13 per share on October 31, 2001 to $16.33 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Pennsylvania Municipal Bond Index posted a total return of 1.18 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we remained focused on adjusting the portfolio to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various sectors, which become more or less attractive over time due to supply and demand imbalances. Once the securities reached our performance targets, we then sold the securities and rotated into others that we believed offered better total return potential. The proceeds were invested in various sectors including public education, water and sewer, and general obligation. Based on our research, we believed that these issues offered attractive yields and were also likely to experience spread tightening.

    The trust also had some holdings that were called out of the portfolio. Many of the trust's holdings were issued in a time of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest rate environment. The airport sector was a case in point, with issuers calling some of the trust's positions away in order to refinance at lower interest rates.

    Through our quantitative analysis, we determined that the intermediate portion of the yield curve offered the best potential for superior returns. As a result, we sought to take advantage of issuance of intermediate bonds with premium coupons that are priced to their call date. These credits typically offer the advantage of strong income as well as moderate vulnerability to changes in interest rates. Through careful security selection, we were able to find several attractive issues that met this profile and added them to the portfolio.

    Finally, we made some trades intended to keep the portfolio in line with its benchmark, the Lehman Brother Pennsylvania Municipal Bond Index. The trust began to shorten in duration as a result of market activity, and so we purchased some highly liquid, long discount bonds to keep it in line.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                               COUPON      MATURITY      VALUE
           MUNICIPAL BONDS  153.4%
           PENNSYLVANIA  150.9%
$3,000     Allegheny Cnty, PA Port Auth Spl Rev
           Trans (FGIC Insd)......................       5.000%  03/01/29   $  2,890,410
 1,090     Allegheny Cnty, PA Residential Fin Auth
           Mtg Rev Single Family (GNMA
           Collateralized)........................       7.100   05/01/24      1,117,937
 1,370     Allegheny Cnty, PA Residential Fin Auth
           Mtg Rev Single Family Ser II-1 (GNMA
           Collateralized)........................       5.800   05/01/21      1,402,277
 1,140     Allegheny Cnty, PA Residential Fin Auth
           Mtg Rev Single Family Ser II-2 (GNMA
           Collateralized)........................       5.800   11/01/20      1,168,420
 1,000     Allegheny Cnty, PA Residential Mtg
           Single Family Ser KK-2 (GNMA
           Collateralized) (a).................... 4.300/5.750   05/01/33      1,001,520
 1,755     Allegheny Cnty, PA San Auth Swr Rev
           (FGIC Insd)............................      *        12/01/15        887,732
 2,220     Allegheny Cnty, PA San Auth Swr Rev
           (MBIA Insd)............................       5.750   12/01/17      2,403,661
 2,900     Allegheny Cnty, PA San Auth Swr Rev
           (MBIA Insd)............................       5.500   12/01/24      2,997,440
 2,000     Armstrong Cnty, PA Hosp Auth Hosp Rev
           Saint Francis Med Cent Proj Ser A Rfdg
           (AMBAC Insd)...........................       6.250   06/01/13      2,046,520
 1,000     Berks Cnty, PA Muni Auth Hosp Rev
           Reading Hosp & Med Cent Proj
           (Prerefunded @ 11/01/09) (FSA Insd)....       6.000   11/01/29      1,155,040
 5,000     Berks Cnty, PA Muni Auth Rev Highlands
           at Wyomissing Proj Ser B (Prerefunded @
           10/01/02)..............................       6.875   10/01/17      5,109,500

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                               COUPON      MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$2,880     Blair Cnty, PA Hosp Auth Rev Altoona
           Hosp Proj (Prerefunded @ 07/01/02)
           (AMBAC Insd)...........................       6.500%  07/01/22   $  2,961,418
 2,000     Bucks Cnty, PA Auth Wtr & Swr Rev
           Neshaminy Interceptor Ser A (AMBAC
           Insd)..................................       5.000   06/01/24      1,956,740
 1,270     Bucks Cnty, PA Auth Wtr & Swr Rev Swr
           Sys (AMBAC Insd).......................       5.375   06/01/16      1,335,989
   985     Carbon Cnty, PA Indl Dev Auth Panther
           Creek Proj Rfdg (LOC: Paribas & Union
           Bk of CA Intl).........................       6.650   05/01/10      1,050,325
 1,200     Delaware Cnty, PA Cap Apprec Rfdg......      *        11/15/04      1,115,964
 2,150     Delaware Cnty, PA Cap Apprec Rfdg......      *        11/15/05      1,911,544
 1,565     Delaware Cnty, PA Cap Apprec Rfdg......      *        11/15/07      1,258,166
 1,000     Delaware Cnty, PA Cap Apprec Rfdg......      *        11/15/08        762,420
 1,665     Delaware Cnty, PA Cap Apprec Rfdg......      *        11/15/09      1,198,234
   815     Delaware Cnty, PA Cap Apprec Rfdg......      *        11/15/10        554,958
 1,270     Delaware Cnty, PA Cap Apprec Rfdg......      *        11/15/11        816,775
 1,030     Delaware Cnty, PA Cap Apprec Rfdg......      *        11/15/12        625,354
 2,800     Erie, PA Sch Dist (Prerefunded @
           09/01/10) (AMBAC Insd).................       5.800   09/01/29      3,155,180
 1,800     Exeter Twp, PA Sch Dist (FGIC Insd)....      *        11/15/13      1,035,306
 5,200     Falls Twp, PA Hosp Auth Hosp Rev DE Vly
           Med Rfdg (FHA Gtd).....................       7.000   08/01/22      5,570,760
 1,000     Fayette Cnty, PA (AMBAC Insd)..........       5.625   11/15/28      1,033,020
 2,500     Geisinger, PA Auth Hlth Sys PA St
           Geisinger Hlth Sys Ser A...............       5.000   08/15/28      2,332,025
 3,000     Hempfield, PA Area Sch Dist (FGIC
           Insd)..................................       5.375   02/15/17      3,134,460
 2,500     Interboro Sch Dist PA DE Cnty Rfdg
           (Prerefunded @ 10/01/02) (MBIA Insd)...       6.600   10/01/12      2,552,900
 2,715     Langhorne Manor Boro, PA Higher Ed &
           Hlth Auth Rev Woods Sch (Prerefunded @
           11/15/02) (Connie Lee Insd)............       6.500   11/15/14      2,724,665

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                               COUPON      MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$1,500     Lehigh Northampton, PA Arpt Ser A (MBIA
           Insd)..................................       6.000%  05/15/25   $  1,580,520
 2,700     Lehigh Northampton, PA Arpt Ser A (MBIA
           Insd)..................................       6.000   05/15/30      2,835,891
 4,500     Montgomery Cnty, PA Higher Ed & Hlth
           Auth Hosp Rev Saint Josephs Univ
           (Connie Lee Insd)......................       6.500   12/15/22      4,692,870
 5,000     North Allegheny, PA Sch Dist Ser A Rfdg
           (AMBAC Insd)...........................       6.350   11/01/12      5,105,600
 1,000     North Penn, PA Wtr Auth Wtr Rev
           (Prerefunded @ 11/01/04) (FGIC Insd)...       6.875   11/01/19      1,115,340
   350     Northeastern York Cnty, PA Sch Dist Ser
           B (FGIC Insd)..........................      *        09/01/09        256,074
   500     Northeastern York Cnty, PA Sch Dist Ser
           B (FGIC Insd)..........................      *        03/01/10        354,560
   885     Northeastern York Cnty, PA Sch Dist Ser
           B (FGIC Insd)..........................      *        09/01/10        613,951
   500     Northeastern York Cnty, PA Sch Dist Ser
           B (FGIC Insd)..........................      *        03/01/11        335,840
 4,820     Northhampton Cnty, PA Hosp Auth Rev
           Easton Hosp Ser A Rfdg (Prerefunded @
           07/01/02) (MBIA Insd)..................       6.250   01/01/11      4,950,236
 9,000     Northumberland Cnty, PA Auth Comwlth
           Lease Rev Correctional Fac (Escrowed to
           Maturity) (MBIA Insd)..................      *        10/15/11      5,875,380
 2,000     Pennsylvania Econ Dev Fin Auth Res
           Recovery Rev Colver Proj Ser D.........       7.050   12/01/10      2,099,760
 2,500     Pennsylvania Hsg Fin Agy Single Family
           Mtg Rev Ser 70A........................       5.900   04/01/31      2,550,975
 2,150     Pennsylvania Hsg Fin Agy Single Family
           Mtg Ser 61A............................       5.500   04/01/29      2,129,038
 1,850     Pennsylvania Hsg Fin Agy Single Family
           Mtg Ser 67A............................       5.900   10/01/30      1,889,886
 1,750     Pennsylvania Infrastructure Invt Auth
           Rev Pennvest SubSer B (Prerefunded @
           09/01/02)..............................       6.800   09/01/10      1,815,450

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                               COUPON      MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$3,000     Pennsylvania Intergvtl Coop Auth Spl
           Tax Rev City of Philadelphia
           (Prerefunded @ 06/15/03) (MBIA Insd)...       5.600%  06/15/15   $  3,118,530
 5,700     Pennsylvania St Higher Ed Assistance
           Agy Student Ln Rev Ser C (AMBAC
           Insd)..................................       6.400   03/01/22      5,831,100
 3,000     Pennsylvania St Higher Ed UPMC Hlth Sys
           Ser A (FSA Insd).......................       5.000   08/01/29      2,878,680
 3,000     Pennsylvania St Higher Ed UPMC Hlth Sys
           Ser A..................................       6.000   01/15/31      3,009,510
 5,500     Pennsylvania St Tpk Commn Oil Franchise
           Tax Rev Ser A (AMBAC Insd).............       4.750   12/01/27      5,065,665
 3,015     Pennsylvania St Tpk Commn Ser T Rfdg
           (FGIC Insd)............................       5.500   12/01/10      3,335,042
 3,000     Pennsylvania St Tpk Commn Tpk Rev Ser R
           (AMBAC Insd)...........................       5.000   12/01/26      2,915,100
 2,000     Pennsylvania St Univ Rfdg..............       5.000   03/01/10      2,129,840
 3,000     Philadelphia, PA (FSA Insd)............       5.000   03/15/28      2,880,000
 6,160     Philadelphia, PA Auth for Indl Ser B
           (FSA Insd).............................       5.500   10/01/17      6,497,137
 2,000     Philadelphia, PA Auth for Indl Ser B
           (FSA Insd).............................       5.125   10/01/26      1,964,380
 1,000     Philadelphia, PA Auth Indl Dev Amern
           College Of Physicians..................       5.500   06/15/27      1,001,750
 1,750     Philadelphia, PA Gas Wks Rev Second Ser
           (FSA Insd).............................       5.250   07/01/29      1,736,088
 3,500     Philadelphia, PA Gas Wks Rev Ser 14
           Rfdg (FSA Insd)........................       6.250   07/01/08      3,724,105
 1,500     Philadelphia, PA Gas Wks Rev Third Ser
           S (FSA Insd)...........................       5.125   08/01/31      1,455,645
 4,000     Philadelphia, PA Pkg Auth Rev Ser A
           (AMBAC Insd)...........................       5.250   02/15/29      3,985,400
   910     Philadelphia, PA Redev Auth Hsg Rev
           Rfdg (GNMA Collateralized).............       6.875   02/01/24        930,602
 5,000     Pittsburgh, PA Ser A (AMBAC Insd)......       5.500   09/01/17      5,289,600
 2,500     Pittsburgh & Allegheny Cnty, PA Pub Aud
           Auth Regl Asset Dist Sales Tax (AMBAC
           Insd)..................................       5.000   02/01/24      2,446,275

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                               COUPON      MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$  500     Pittsburgh & Allegheny Cnty, PA Pub Aud
           Hotel Room (AMBAC Insd)................       5.125%  02/01/35   $    484,990
 7,090     Pittsburgh & Allegheny Cnty, PA Pub Aud
           Regl Asset Dist Sales Tax (AMBAC
           Insd)..................................       5.000   02/01/29      6,831,286
   500     Pittsburgh, PA Urban Redev Auth Mtg Rev
           Ser C Rfdg.............................       6.500   10/01/23        514,525
 1,710     Pottstown Boro, PA Auth Swr Rev Gtd
           (Escrowed to Maturity) (FGIC Insd).....      *        11/01/13        985,370
 2,000     Rostraver Twp, PA (AMBAC Insd).........       5.500   07/01/24      2,049,400
 1,000     Scranton, PA Sch Dist Nt Rfdg (MBIA
           Insd)..................................       5.000   04/01/25        975,320
 1,500     Southeastern, PA Trans Auth PA Spl Rev
           Ser A (FGIC Insd)......................       4.750   03/01/29      1,373,460
 3,930     Southeastern, PA Trans Auth PA Spl Rev
           Ser A (FGIC Insd)......................       4.750   03/01/24      3,673,725
 1,035     Unity Twp, PA Muni Auth Gtd Swr Rev Cap
           Apprec (AMBAC Insd)....................      *        11/01/15        529,547
 2,000     Washington Cnty, PA Ser A (AMBAC
           Insd)..................................       5.125   09/01/27      1,972,760
 7,090     Westmoreland Cnty, PA (Escrowed to
           Maturity) (AMBAC Insd).................      *        08/01/15      3,689,494
 3,545     Westmoreland Cnty, PA (Escrowed to
           Maturity) (AMBAC Insd).................      *        08/01/16      1,726,982
 7,090     Westmoreland Cnty, PA (Escrowed to
           Maturity) (AMBAC Insd).................      *        08/01/17      3,240,343
 2,000     Wilkinsburg, PA Jt Wtr Auth Wtr Rev Ser
           B (Escrowed to Maturity) (AMBAC
           Insd)..................................      *        08/15/12      1,242,400
 1,670     Yough Sch Dist, PA Cap Apprec (Escrowed
           to Maturity) (MBIA Insd)...............      *        10/01/14        917,615
                                                                            ------------
                                                                             187,869,697
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                               COUPON      MATURITY      VALUE
           PUERTO RICO  0.8%
$1,000     Puerto Rico Pub Bldg Auth Rev Gtd Ser K
           (Prerefunded @ 07/01/02)...............       6.875%  07/01/21   $  1,024,080
                                                                            ------------

           U. S. VIRGIN ISLANDS  1.7%
 2,000     Virgin Islands Pub Fin Auth Rev Gross
           Rcpt Taxes Ln Nt Ser A (ACA Insd)......       6.125   10/01/29      2,100,580
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  153.4%
  (Cost $177,856,464)....................................................    190,994,357
SHORT-TERM INVESTMENTS  0.7%
  (Cost $900,000)........................................................        900,000
                                                                            ------------
TOTAL INVESTMENTS  154.1%
  (Cost $178,756,464)....................................................    191,894,357
OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%..............................      2,710,184
PREFERRED SHARES  (56.3%)................................................    (70,065,406)
                                                                            ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...........................   $124,539,135
                                                                            ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $178,756,464).......................  $191,894,357
Cash........................................................        41,881
Receivables:
  Interest..................................................     2,615,778
  Investments Sold..........................................       405,000
Other.......................................................           379
                                                              ------------
    Total Assets............................................   194,957,395
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        95,357
  Administrative Fee........................................        31,786
  Affiliates................................................         7,605
Trustees' Deferred Compensation and Retirement Plans........       148,350
Accrued Expenses............................................        69,756
                                                              ------------
    Total Liabilities.......................................       352,854
    Preferred Shares........................................    70,065,406
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $124,539,135
                                                              ============
NET ASSET VALUE PER COMMON SHARE
($124,539,135 divided by 7,420,970 shares outstanding)......  $      16.78
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 7,420,970 shares issued and
  outstanding)..............................................        74,210
Paid in Surplus.............................................   109,408,186
Net Unrealized Appreciation.................................    13,137,893
Accumulated Undistributed Net Investment Income.............     1,231,185
Accumulated Net Realized Gain...............................       687,661
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $124,539,135
                                                              ============

PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 70,000,000
                                                              ============

NET ASSETS INCLUDING PREFERRED SHARES.......................  $194,539,135
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 5,479,405
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      580,432
Administrative Fee..........................................      193,477
Preferred Share Maintenance.................................       93,180
Trustees' Fees and Related Expenses.........................       18,393
Legal.......................................................       12,661
Custody.....................................................        5,456
Other.......................................................       85,164
                                                              -----------
    Total Expenses..........................................      988,763
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,490,642
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   689,047
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   17,205,434
  End of the Period.........................................   13,137,893
                                                              -----------
Net Unrealized Depreciation During the Period...............   (4,067,541)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,378,494)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (639,320)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   472,828
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  4,490,642        $  9,329,806
Net Realized Gain..................................        689,047           1,559,512
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (4,067,541)          6,139,483
Distributions to Preferred Shareholders:
  Net Investment Income............................       (387,600)         (1,793,864)
  Net Realized Gain................................       (251,720)           (825,454)
                                                      ------------        ------------
Change in Net Assets from Operations...............        472,828          14,409,483

Distributions to Common Shareholders:
  Net Investment Income............................     (3,903,067)         (6,908,343)
  Net Realized Gain................................     (1,260,081)         (1,844,853)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (4,690,320)          5,656,287

NET ASSETS:
Beginning of the Period............................    129,229,455         123,573,168
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,231,185
  and $931,079, respectively)......................   $124,539,135        $129,229,455
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        SIX MONTHS
                                                          ENDED
                                                        APRIL 30,    ------------------
                                                         2002 (a)     2001       2000
                                                        -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (b)..........   $ 17.41     $ 16.65   $  16.53
                                                         -------     -------   --------
  Net Investment Income...............................       .61        1.25       1.31
  Net Realized and Unrealized Gain/Loss...............      (.46)       1.04        .19
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income.............................      (.05)       (.24)      (.39)
    Net Realized Gain.................................      (.03)       (.11)      (.01)
                                                         -------     -------   --------
Total from Investment Operations......................       .07        1.94       1.10
Less Distributions Paid to Common Shareholders:
    Net Investment Income.............................       .53         .93        .96
    Net Realized Gain.................................       .17         .25        .02
                                                         -------     -------   --------
NET ASSET VALUE, END OF THE PERIOD....................   $ 16.78     $ 17.41   $  16.65
                                                         =======     =======   ========
Common Share Market Price at End of the Period........   $ 16.33     $ 16.13   $13.8125
Total Return (c)......................................     5.60%*     26.03%     -5.37%
Net Assets at End of the Period (In millions).........   $ 124.5     $ 129.2   $  123.6
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (d)...................................     1.59%       1.64%      1.68%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d).....................     7.24%       7.39%      7.96%
Portfolio Turnover....................................       11%*        15%        28%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)................................     1.02%       1.05%      1.07%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e).....................     6.61%       5.97%      5.60%
SENIOR SECURITIES:
Total Preferred Shares Outstanding....................     2,800       2,800      2,800
Asset Coverage Per Preferred Share (f)................   $69,502     $71,153   $ 69,133
Involuntary Liquidating Preference Per Preferred
  Share...............................................   $25,000     $25,000   $ 25,000
Average Market Value Per Preferred Share..............   $25,000     $25,000   $ 25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AIPCA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments and the ratio of net investment income to average net assets applicable to common shares increased by .05%. Per share, ratios and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.237 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                                 MARCH 27, 1992
                                                                                 (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                                           OF INVESTMENT
-----------------------------------------------------------------------------    OPERATIONS) TO
     1999       1998       1997       1996       1995       1994       1993     OCTOBER 31, 1992
------------------------------------------------------------------------------------------------
    $ 17.89   $  17.47   $  16.93   $  16.95   $  15.02   $  17.89   $  14.91       $  14.76
    -------   --------   --------   --------   --------   --------   --------       --------
       1.30       1.30       1.31       1.31       1.31       1.33       1.33            .60
      (1.36)       .44        .55        .04       2.00      (2.90)      2.94            .10
       (.32)      (.34)      (.33)      (.33)      (.38)      (.26)      (.28)          (.13)
        -0-        -0-        -0-       (.01)       -0-       (.01)       -0-            -0-
    -------   --------   --------   --------   --------   --------   --------       --------
       (.38)      1.40       1.53       1.01       2.93      (1.84)      3.99            .57
        .97        .97        .99       1.00       1.00       1.00       1.00            .42
        .01        .01        -0-        .03        -0-        .03        .01            -0-
    -------   --------   --------   --------   --------   --------   --------       --------
    $ 16.53   $  17.89   $  17.47   $  16.93   $  16.95   $  15.02   $  17.89       $  14.91
    =======   ========   ========   ========   ========   ========   ========       ========
    $15.625   $17.3125   $16.4375   $ 15.625   $  15.00   $ 12.875   $  17.25       $  15.00
     -4.27%     11.56%     11.80%     11.14%     24.53%    -20.21%     22.29%          2.72%*
    $ 122.6   $  132.8   $  129.7   $  125.7   $  125.8   $  111.4   $  132.8       $  110.6
      1.65%      1.63%      1.64%      1.69%      1.67%      1.66%      1.60%          1.53%
      7.50%      7.38%      7.64%      7.75%      8.17%      7.98%      7.94%          6.52%
         3%         1%         2%         4%         5%         5%         4%             4%*
      1.07%      1.06%      1.06%      1.08%      1.05%      1.06%      1.02%          1.09%
      5.66%      5.48%      5.66%      5.76%      5.83%      6.45%      6.25%          5.09%
      2,800      1,400      1,400      1,400      1,400      1,400      1,400          1,400
    $68,802   $144,849   $142,613   $139,756   $139,869   $129,599   $144,823       $128,990
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Pennsylvania Municipals (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, there were no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discounts are accreted over the expected life of each applicable security.

    As required, effective November 1, 2001 the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $100,131 increase in cost of securities and a corresponding $100,131 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $33,233; increase net unrealized depreciation by $27,340, and decrease net realized gains by $5,893. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $178,628,993
                                                                ============
Gross tax unrealized appreciation...........................    $ 13,388,765
Gross tax unrealized deprecation............................         123,401
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 13,265,364
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from Operations" on the Statement of Operations and the Statement of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $5,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $16,000 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $21,780,805 and $27,246,628, respectively.

4. PREFERRED SHARES

The Trust has outstanding 2,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2002 was 1.550%. During the six months ended April 30, 2002, the rates ranged from 1.290% to 2.800%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VTP SAR 6/02                                                   Member NASD/SIPC.
                                                                 6128F02-AS-6/02